LOAN AND SECURITY AGREEMENT

     This Agreement is between the undersigned Borrower and the undersigned Lender concerning loans and other credit accommodations to be made by Lender to Borrower.

SECTION 1. PARTIES

     1.1 "Borrower" is the person, firm, corporation or other entity, identified as the Borrower in Section 10.6(c) and its successors and assigns. If more than one Borrower is specified in Section 10.6(c), all references to Borrower shall mean each of them, jointly and severally, individually and collectively, and the successors and assigns of each.

     1.2 "Lender" is The CIT Group/Credit Finance, Inc., a Delaware corporation, and its successors and assigns.

SECTION 2. LOANS AND OTHER CREDIT ACCOMMODATIONS

     2.1 Revolving Loans. Lender shall, subject to the terms and conditions contained herein, make revolving loans to Borrower ("Revolving Loans") in amounts requested by Borrower from time to time, but not in excess of the Net Availability existing immediately prior to the making of the requested loan and provided the requested loan would not cause the outstanding Obligations to exceed the Maximum Credit.

          (a) The "Maximum Credit" is set forth in Section 10.1(a).

          (b) The "Gross Availability" shall be calculated at any time as the sum of:

               (i) the product obtained by multiplying the outstanding amounts of Eligible Trade Accounts, Eligible Tooling Accounts and Eligible Chrysler Accounts, in each case net of all taxes, discounts, allowances and credits given or claimed, by the applicable Eligible Accounts Percentages described in Section 10.l(b)(l) consisting of the Eligible Trade Accounts Percentage set forth in Section 10.l(b)(l)(i) for Eligible Trade Accounts, the Eligible Tooling Accounts Percentage set forth in Section 10.l(b)(l)(ii) for Eligible Tooling Accounts and the Eligible Chrysler Accounts Percentage set forth in Section 10.(b)(l)(iii) for Eligible Chrysler Accounts, but the amounts so added shall not exceed any applicable sublimits set forth in Section 10.1(c), and

               (ii) the product(s) obtained by multiplying the applicable Eligible Inventory Percentage(s), if any, set forth in Section 10.1(b)(2) by the values (as



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          determined by Lender based on the lower of cost or market value) of
          Eligible Inventory, but the amounts so added shall not exceed any sublimits set forth in Section 10.1(c),

          minus any Reserves.

          (c) The "Net Availability" shall be calculated at any time as an amount equal to the Gross Availability minus the aggregate amount of all then-outstanding Obligations to Lender other than the then outstanding principal balance of the Term Loan, if any.

          (d) "Eligible Accounts" are accounts created by Borrower in the ordinary course of its business which are and remain acceptable to Lender for lending purposes. General criteria for Eligible Accounts are set forth below but may be revised from time to time by Lender, in its sole judgment, on fifteen (15) days' prior written notice to Borrower. Lender shall, in general, deem accounts to be Eligible Accounts if:

               (1) such accounts arise from bona fide completed transactions and have not remained unpaid for more than the number of days after the invoice date set forth in Section 10.1(d);

               (2) the amounts of the accounts reported to Lender are absolutely owing to Borrower and do not arise from sales on consignment, guaranteed sale or other terms under which payment by the account debtors may be conditional or contingent;

               (3) the account debtor's chief executive office or principal place of business is located in the continental United States;

               (4) such accounts do not arise from progress billings or retainages or bill and hold sales;

               (5) there are no contra relationships, setoffs, counterclaims or disputes existing with respect thereto and there are no other facts existing or threatened which would impair or delay the collectibility of all or any portion thereof;

               (6) the goods giving rise thereto were not at the time of the sale subject to any liens except those permitted in this Agreement;

               (7) such accounts are not accounts with respect to which the account debtor or any officer or employee thereof is an officer, employee or agent of or is affiliated with Borrower, directly or indirectly, whether by virtue of family membership, ownership, control, management or otherwise;

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               (8) such accounts are not accounts with respect to which the account debtor is the United States or any State or political subdivision thereof or any department, agency or instrumentality of the United States, any State or political subdivision, unless there has been compliance with the Assignment of Claims Act or any similar

          State or local law, if applicable;

               (9) Borrower has delivered to Lender or Lender's representative such original documents as Lender may have requested pursuant to
          Section 5.8 hereof in connection with such accounts and Lender shall have received a verification of such account, satisfactory to it, if sent to the account debtor or any other obligor or any bailee pursuant to Section 5.4 hereof;

               (10) there are no facts existing or threatened which might result in any adverse change in the account debtor's financial condition;

               (11) such accounts owed by a single account debtor (other than the account debtors set forth in Section 10.l(f)) or its affiliates do not represent more than twenty (20%) percent of all otherwise Eligible Accounts (accounts excluded from Eligible Accounts solely by reason of this subsection (11) shall nevertheless be considered Eligible Accounts to the extent of the amount of such accounts which does not exceed twenty (20%) percent of all otherwise Eligible Accounts);

               (12) such accounts are not owed by an account debtor who is or whose affiliates are past due upon other accounts owed to Borrower comprising more than fifty percent (50%) of the accounts of such account debtor or its affiliates owed to Borrower;

               (13) such accounts are owed by account debtors whose total indebtedness to Borrower does not exceed the amount of any customer credit limits as established by Borrower or credit limits on such accounts as established by Lender, and changed, from time to time by Lender on notice to Borrower (accounts excluded from Eligible Accounts solely by reason of this subsection (13) shall nevertheless be considered Eligible Accounts to the extent the amount of such accounts does not exceed such customer credit limit); and

               (14) such accounts are owed by account debtors deemed creditworthy at all times by Lender.

          (e) "Eligible Accounts Percentages" shall mean any or all of the Eligible Trade Accounts Percentage, Eligible Tooling Accounts Percentage and Eligible Chrysler Accounts Percentage, as defined in Section 10.l(b)(l).

          (f) "Chrysler" shall mean Chrysler Corporation, with an address at 800 Chrysler Drive, Auburn Hills, Michigan 4832-2757.

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          (g) "DCTWA" shall mean DCT Welding and Assembly, Inc., a Michigan corporation.

          (h) "Eligible Trade Accounts" are any Eligible Accounts which constitute trade receivables of Borrower, excluding any and all trade receivables owing to Borrower by Chrysler.

          (i) "Eligible Tooling Accounts" are any Eligible Accounts which constitute tooling receivables of Borrower in which the account debtor of such account has acknowledged in writing the acceptance of the die.

          (j) "Eligible Chrysler Accounts" are any Eligible Accounts which constitute trade receivables and are owing to Borrower by Chrysler.

          (k) "Eligible Inventory" is inventory owned by Borrower which is and remains acceptable to Lender for lending purposes and is located at one of the addresses set forth in Section 10.6(e). Eligible Inventory shall not include (i) inventory in the possession of a bailee, consignee, warehouseman or processor or located at a location leased by Borrower, unless such bailee, consignee, warehouseman, processor or landlord, as applicable, delivers to Lender an agreement in form and substance satisfactory to Lender, together with such Uniform Commercial Code financing statements as Lender shall require or (ii) inventory located at a location owned by Borrower which is subject to a mortgage in favor of any person other than Lender, unless such person delivers to Lender an agreement in form and substance satisfactory to Lender.

          (1) "Eligible Equipment" is equipment owned by Borrower, which is and remains acceptable to Lender for lending purposes and is located at one of the addresses set forth in Section 10.6(f).

          (m) "Eligible Raw Materials Inventory" is all Eligible Inventory which constitutes components and service parts.

          (n) "Eligible Finished Goods Inventory" is all Eligible Inventory which constitutes finished goods and coiled steel.

          (o) Lender shall have a continuing right to deduct reserves in determining the Gross Availability ("Reserves"), and to increase and decrease such Reserves from time to time, if and to the extent that, in Lender's sole judgment, such Reserves are necessary to protect Lender against any state of facts which does, or would, with notice or passage of time or both, constitute an Event of Default or have an adverse effect on any Collateral. Lender may, at its option, implement Reserves by designating as ineligible a sufficient amount of accounts and/or inventory which would otherwise be Eligible Accounts or Eligible Inventory so as to reduce Gross Availability by the amount of the intended Reserve.

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          (p) Subject to the terms and conditions hereof, including but not limited to the existence of sufficient Gross Availability and Net Availability, Borrower agrees to borrow amounts from time to time such that the aggregate outstanding Revolving Loans and term loans, if any, shall at all times equal or exceed the principal amount set forth in Section 10.1(e) as the Minimum Borrowing. Borrower covenants, represents and warrants to Lender that it will maintain Gross Availability and Net Availability at all times in amounts sufficient to permit Borrower to comply with the Minimum Borrowing requirement; provided, however, that if Borrower fails to do so, whether or not sufficient Gross Availability or Net Availability shall exist at any time or from time to time, interest shall nevertheless accrue on the Obligations as if Borrower has at all times borrowed such amounts as would have been sufficient to maintain the outstanding Revolving Loans at an amount equal to such Minimum Borrowing (and Lender shall have the right to charge Borrower's loan account for such additional interest); and, provided, further, however that such accrual of interest shall not impose upon Lender any obligation to make loans to Borrower to increase the outstanding Revolving Loans to such Minimum Borrowing.

     2.2 Term Loan. The principal amount of the term loan being made contemporaneously with the initial Revolving Loans by Lender to Borrower is $2,819,513.75, as set forth in Section 10.2 (the "Term Loan"). Borrower unconditionally promises to pay to the order of Lender the principal sum of $2,819,513.75, which sum shall be payable in 23 consecutive monthly installments on the first day of each month commencing August, 1996. The first 22 installments shall be in the amount of $46,992.00 each and shall be paid in addition to any other payments of interest or fees otherwise due and payable to Lender in connection with the Term Loan. The final installment shall be made on the first day of June, 1998 in the amount of the then unpaid principal balance hereof and shall include all accrued and unpaid interest thereon.

     2.3 Accommodations.

          (a) Lender may, in its sole discretion, issue or cause to be issued, from time to time at Borrower's request and on terms and conditions and for purposes satisfactory to Lender, credit accommodations consisting of letters of credit, merchandise purchase guaranties or other guaranties or indemnities for Borrower's account ("Accommodations"). Borrower shall execute and perform additional agreements relating to the Accommodations in form and substance acceptable to Lender and the issuer of any Accommodations, all of which shall supplement the rights and remedies granted herein. Any payments made by Lender or any affiliate of Lender in connection with the Accommodations shall constitute additional Revolving Loans to Borrower.

          (b) In addition to the fees and costs of any issuer in connection with issuing or administering Accommodations, Borrower shall pay monthly to Lender, on the first day of each month, a charge on open Accommodations at the rate per annum set forth in Section 10.3(a) (the "Accommodation Charges").

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          (c) No Accommodation will be issued unless the full amount of the
     Accommodation requested, plus fees and costs for issuance, is less than the Net Availability existing immediately prior to the issuance of the requested Accommodation, or if the requested Accommodation would cause the outstanding Obligations to exceed the Maximum Credit, or cause the open amount of Accommodations to exceed, at any time, the Accommodation sublimit set forth in Section 10.3(b).

          (d) All indebtedness, liabilities and obligations of any sort whatsoever, however arising, whether present or future, fixed or contingent, secured or unsecured, due or to become due, paid or incurred, arising or incurred in connection with any Accommodation shall be included in the term "Obligations", as defined herein, and shall include, without limitation, (i) all amounts due or which may become due under any Accommodation; (ii) all amounts charged or chargeable to Borrower or to Lender by any bank, other financial institution or correspondent bank which opens, issues or is involved with such Accommodations; (iii) Lender's Accommodation Charges and all fees, costs and other charges of any issuer of any Accommodation; and (iv) all duties, freight, taxes, costs, insurance and all such other charges and expenses which may pertain directly or indirectly to any Obligations or Accommodations or to the goods or documents relating thereto.

          (e) Borrower unconditionally agrees to indemnify and hold Lender harmless from any and all loss, claim or liability (including reasonable attorneys' fees) arising from any transactions or occurrences relating to any Accommodation established or opened for Borrower's account, the Collateral relating thereto and any drafts thereunder, including any such loss or claim due to any action taken by an issuer of any Accommodation. Borrower further agrees to indemnify and hold Lender harmless for any errors or omissions in connection with the Accommodations, whether caused by Lender, by the issuer of any Accommodation or otherwise. Borrower's unconditional obligation to indemnify and hold Lender harmless under this provision shall not be modified or diminished for any reason or in any manner whatsoever, except for Lender's gross negligence or wilful misconduct. Borrower agrees that any charges made to Lender by any issuer of any Accommodation shall be conclusive on Borrower and may be charged to Borrower's account.

          (f) Lender shall not be responsible for: the conformity of any goods to the documents presented; the validity or genuineness of any documents; delay, default, or fraud by the Borrower or shipper and/or anyone else in connection with the Accommodations or any underlying transaction.

          (g) Borrower agrees that any action taken by Lender, if taken in good faith, or any action taken by an issuer of any Accommodation, under or in connection with any Accommodation, shall be binding on Borrower and shall not create any resulting liability to Lender. In furtherance thereof, Lender shall have the full right and authority to clear and resolve any questions of non-compliance of documents; to give any instructions as

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     to acceptance or rejection of any documents or goods; to execute for
     Borrower's account any and all applications for steamship or airway guarantees, indemnities or delivery orders; to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, or documents; and to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications or Accommodations. All of the foregoing actions may be taken in Lender's sole name, and the issuer thereof shall be entitled to comply with and honor any and all such documents or instruments executed by or received solely from Lender, all without any notice to or any consent from Borrower. None of the foregoing actions described in this subsection (g) may be taken by Borrower without Lender's express written consent.

     2.4 Certain Amounts Due on Demand. Lender may, in its sole discretion, make or permit Revolving Loans, Accommodations or other Obligations in excess of the Maximum Credit, Gross or Net Availability or applicable formulas or sublimits. All or any portion of such excess(es) shall become immediately due and payable upon Lender's demand.

SECTION 3. INTEREST AND FEES

     3.1 (a) Interest on the Revolving Loans and the Term Loan shall be payable by Borrower on the first day of each month and shall be calculated at the per annum rate set forth as the Interest Rate in Section 10.4(a). Interest on the Revolving Loans shall be calculated upon the closing daily balances in the loan account of Borrower for each day during the immediately preceding month. The Interest Rate shall increase or decrease by an amount equal to each increase or decrease, respectively, in the Prime Rate, effective as of the date of each such change. Interest shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. On and after any Event of Default or termination or non-renewal hereof, interest on all unpaid matured obligations shall accrue at a rate equal to two percent (2%) per annum in excess of the Interest Rate otherwise payable until such time as all Obligations are indefeasibly paid in full (notwithstanding entry of any judgment against Borrower or the exercise of any other right or remedy by Lender), and all such interest shall be payable on demand. In no event shall charges constituting interest exceed the rate permitted under any applicable law or regulation, and if any provision of this Agreement is in contravention of any such law or regulation, such provision shall be deemed amended to conform thereto.

     (b) The "Prime Rate" is the rate of interest publicly announced by Chase Manhattan Bank, or its successor, in New York, New York from time to time as its prime rate (or the equivalent rate charged from time to time by its successor). The Prime Rate is not intended to be the lowest rate of interest charged by Chase Manhattan Bank or its successor to its borrowers.

     3.2 Borrower shall pay Lender on the date hereof a Closing Fee in the amount set forth in Section 10.4(b), which fee is fully earned and payable as of the date hereof.

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     3.3 Borrower shall pay Lender on each anniversary of the date hereof a
Facility Fee in the amount set forth in Section 10.4(c), which fee is fully earned as of the date hereof.


     3.4 Borrower shall pay Lender monthly, on the first day of each month during the initial and each renewal Term an Account Servicing Fee for the immediately preceding month (or part thereof) in the amount set forth in Section 10.4(d).

     3.5 Borrower shall pay Lender monthly, on the first day of each month, in arrears, an Unused Line Fee for each month during the initial and each renewal Term at the rate per annum set forth in Section 10.4(e), calculated upon the amount, if any, by which the Maximum Credit exceeds the average daily outstanding principal balance of all Revolving Loans, Accommodations and any Term Loan, in each case during the preceding month.

     3.6 At Lender's option, all principal, interest, fees, costs, expenses and other charges provided for in this Agreement, or in any other agreement now or hereafter existing between Lender and Borrower, may be charged to any loan account of Borrower maintained by Lender. Interest, fees for Accommodations, the Unused Line Fee and any other amounts payable by Borrower to Lender based on a per annum rate shall be calculated on the basis of actual days elapsed over a 360-day year.

     3.7 For purpose of calculating any interest, fees, balances or expenses, the outstanding daily principal balance of the Revolving Loans shall be deemed to be zero in the event the outstanding daily principal balance of the Revolving Loans is a credit balance (i.e., less than zero).

SECTION 4. GRANT OF SECURITY INTEREST

     4.1 To secure the prompt and complete payment and performance in full of all Obligations, Borrower hereby grants to Lender a continuing security interest in and lien upon, and a right of setoff against, and Borrower hereby assigns and pledges to Lender, all of the Collateral, including any Collateral not deemed eligible for lending purposes.

     4.2 "Obligations" shall mean any and all Revolving Loans, Term Loans, Accommodations and all other indebtedness, liabilities and obligations of every kind, nature and description owing by Borrower to Lender and/or its affiliates, including principal, interest, charges, fees and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under this Agreement or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal Term or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended and whether arising directly or howsoever acquired by Lender including from any other entity outright, conditionally or as collateral security, by

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assignment, merger with any other entity, participations or interests of Lender in the obligations of Borrower to others, assumption, operation of law, subrogation or otherwise and shall also include all amounts chargeable to

Borrower under this Agreement or in connection with any of the foregoing.

4.3 "Collateral" shall mean all of the following property of Borrower:

          (a) All now owned and hereafter acquired right, title and interest of Borrower in, to and in respect of all: accounts, interests in goods represented by accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights; chattel paper; investment property; general intangibles (including, but not limited to, tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims, and existing and future leasehold interests in equipment, real estate and fixtures); documents (including, but not limited to, any and all bills of lading, dock warrants, clock receipts, warehouse receipts, and orders for delivery of goods and all other documents of title); instruments; letters of credit, bankers' acceptances or guaranties; cash monies, deposits, securities, bank accounts, deposit accounts, credits and other property now or hereafter held in any capacity by Lender, its affiliates or any entity which, at any time, participates in Lender's financing of Borrower or at any other depository or other institution; investment property; agreements or property securing or relating to any of the items referred to above;

          (b) All now owned and hereafter acquired right, title and interest of Borrower in, to and in respect of goods, including, but not limited to:

               (i) All inventory, wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods, and materials to be used or consumed in Borrower's business; and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof;

               (ii) All equipment and fixtures, wherever located, whether now owned or hereafter acquired, including, without limitation, all machinery, equipment, motor vehicles, furniture and fixtures, and any and all additions, substitutions, replacements (including spare parts), and accessions thereof and thereto; and

               (iii) All consumer goods, farm products, crops, timber, minerals or the line (including oil and gas), wherever located, whether now owned or hereafter acquired, of whatever land, nature or description;

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          (c) All now owned and hereafter acquired right, title and interests of
     Borrower in, to and in respect of any other personal property in or upon which Lender has or may hereafter have a security interest, lien or right of setoff;


          (d) All present and future books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the Borrower, any computer service bureau or other third party; and

          (e) All products and proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing.

SECTION 5. COLLECTION AND ADMINISTRATION

     5.1 Borrower is authorized to collect the accounts and any other proceeds of Collateral on behalf of and in trust for Lender, at Borrower's expense, but such authority shall automatically terminate upon an Event of Default. Lender may modify or terminate such authority at any time whether or not an Event of Default has occurred and directly collect the accounts and other monetary obligations included in the Collateral. Borrower shall, at Borrower's expense and in the manner requested by Lender from time to time, direct that remittances and all other proceeds of accounts and other Collateral shall be (a) sent to a post office box designated by and/or in the name of Lender, or in the name of Borrower, but as to which access is limited to Lender and/or (b) deposited into a bank account maintained in the name of Lender and/or a blocked bank account under arrangements with the depository bank under which all funds deposited to such blocked bank account are required to be transferred solely to Lender. Regardless whether any such bank account is maintained in the name of Borrower or Lender, Borrower shall bear the risk of loss for any reason of all funds in such bank account. In connection therewith, Borrower shall execute such post office box and/or blocked bank account agreements as Lender shall specify.

     5.2 All Obligations shall be payable at Lender's office designated in
Section 10.6(a) or at Lender's bank designated in Section 10.6(b) or at such other bank or place as Lender may expressly designate from time to time for purposes of this Section 5.2. Lender shall apply all proceeds of accounts or other Collateral received by Lender and all other payments in respect of the Obligations to the Revolving Loans whether or not then due or to any other Obligations then due, in whatever order or manner Lender shall determine. For purposes of determining Gross Availability and Net Availability, remittances and other payments with respect to the Collateral and Obligations will be treated as credited to the loan account of Borrower maintained by Lender and Collateral balances to which they relate, upon the date of Lender's receipt of advice from Lender's bank that such remittances or other payments have been credited to Lender's account or in the case of remittances or other payments received directly in kind by Lender, upon the date of Lender's deposit thereof at Lender's bank, subject to final payment and

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collection. In computing interest charges, the loan account of Borrower maintained by Lender will be credited with remittances and other payments three
(3) Business Days after Lender's receipt of advice of deposit for remittances and other payments in Lender's account at Lender's bank designated in Section

10.6(b) or at such other financial institution as Lender may designate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which Lender or banks in Chicago, Illinois or New York, New York are authorized to close.

     5.3 Lender shall render to Borrower monthly a loan account statement. Each statement shall be considered correct and binding upon Borrower as an account stated, except to the extent that Lender receives, within sixty (60) days after the mailing of such statement, written notice from Borrower of any specific exceptions by Borrower to that statement.

     5.4 Lender may, at any time, whether or not an Event of Default has occurred, without notice to or assent of Borrower, (a) notify any account debtor that the accounts and other Collateral which includes a monetary obligation have been assigned to Lender by Borrower and that payment thereof is to be made to the order of and directly to Lender, (b) send, or cause to be sent by its designee, requests (which may identify the sender by a pseudonym) for verification of accounts and other Collateral directly to any account debtor or any other obligor or any bailee with respect thereto, and (c) demand, collect or enforce payment of any accounts or such other Collateral, but without any duty to do so, and Lender shall not be liable for any failure to collect or enforce payment thereof. At Lender's request, all invoices and statements sent to any account debtor, other obligor or bailee, shall state that the accounts and such other Collateral have been assigned to Lender and are payable directly and only to Lender.

     5.5 Borrower hereby appoints Lender and any designee of Lender as Borrower's attorney-in-fact and authorizes Lender or such designee, at Borrower's sole expense, to exercise at any times in Lender's or such designee's discretion all or any of the following powers, which powers of attorney, being coupled with an interest, shall be irrevocable until all Obligations have been paid in full: (a) receive, take, endorse, assign, deliver, accept and deposit, in the name of Lender or Borrower, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Collateral or the proceeds thereof, (b) transmit to account debtors, other obligors or any bailees notice of the interest of Lender in the Collateral or request from account debtors or such other obligors or bailees at any time, in the name of Borrower or Lender or any designee of Lender, information concerning the Collateral and any amounts owing with respect thereto, (c) notify account debtors or other obligors to make payment directly to Lender, or notify bailees as to the disposition of Collateral, (d) take or bring, in the name of Lender or Borrower, all steps, actions, suits or proceedings deemed by Lender necessary or desirable to effect collection of or other realization upon the accounts and other Collateral, (e) after an Event of Default, change the address for delivery of mail to Borrower and to receive and open mail addressed to Borrower, (f) after an Event of Default, extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all accounts or other Collateral which includes a monetary obligation and discharge or release the account debtor or other obligor, without affecting any of the Obligations and (g) execute in the name of Borrower and file against Borrower in favor of Lender financing statements or amendments with respect to the Collateral.

     5.6 Borrower hereby releases and exculpates Lender, its officers, employees and designees, from any liability arising from any acts under this Agreement or in furtherance thereof, whether as attorney-in-fact or otherwise, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for willful misconduct. Lender shall have no liability to Borrower for lost profits or other special or consequential damages incurred as a result of Lender's enforcing its rights and remedies hereunder.

     5.7 After written notice by Lender to Borrower and automatically, without notice, after an Event of Default, Borrower shall not, without the prior written consent of Lender in each instance, (a) grant any extension of time of payment of any of the accounts or any other Collateral which includes a monetary obligation, (b) compromise or settle any of the accounts or any such other Collateral for less than the full amount thereof, (c) release in whole or in part any account debtor or other person liable for the payment of any of the accounts or any such other Collateral or (d) grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any of the accounts or any such other Collateral.

     5.8 At such times as Lender may request and in the manner specified by Lender, Borrower shall deliver to Lender or Lender's representative original invoices, agreements, proofs of rendition of services and delivery of goods and other documents evidencing or relating to the transactions which gave rise to accounts or other Collateral, together with customer statements, schedules describing the accounts or other Collateral and/or statements of account and confirmatory assignments to Lender of the accounts or other Collateral, in form and substance satisfactory to Lender and duly executed by Borrower. Without limiting the provisions of Section 5.2, Borrower's granting of credits, discounts, allowances, deductions, return authorizations or the like will be promptly reported to Lender in writing. In no event shall any such schedule or confirmatory assignment (or the absence thereof or omission of any of the accounts or other Collateral therefrom) limit or in any way be construed as a waiver, limitation or modification of the security interests or rights of Lender or the warranties, representations and covenants of Borrower under this Agreement. Any documents, schedules, invoices or other paper delivered to Lender by Borrower may be destroyed or otherwise disposed of by Lender six (6) months after receipt by Lender, unless Borrower requests their return in writing in advance and makes prior arrangements for their return, at Borrower's expense.

     5.9 From time to time as requested by Lender, at the sole expense of Borrower, Lender or its designee shall have access, prior to an Event of Default during reasonable business hours and on or after an Event of Default at any time, to all of the premises where Collateral is located for the purposes of inspecting the Collateral, and all Borrower's books and records, and Borrower shall permit Lender or its designee to make such copies of such books and records or extracts therefrom as Lender may request. Without expense to Lender, Lender may use such of Borrower's personnel, equipment, including computer equipment, programs, printed output and computer readable media, supplies and premises for the collection of accounts and realization on other Collateral as Lender, in its sole discretion, deems appropriate. Borrower hereby irrevocably authorizes all accountants and third parties to disclose and deliver to Lender at Borrower's expense all financial information, books and records, work papers, management reports and other information in their possession regarding Borrower.

SECTION 6. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS

     Borrower hereby represents, warrants and covenants to Lender the following, the truth and accuracy of which, and compliance with which, shall be continuing conditions of the making of loans or other credit accommodations by Lender to
Borrower:

     6.1 Borrower shall keep and maintain its books and records in accordance with generally accepted accounting principles, consistently applied. Borrower shall, at its sole expense (i) on or before the fifteenth (15th) day of each month, deliver to Lender true and complete monthly agings of its accounts receivable and accounts and notes payable and monthly internally prepared interim financial statements and (ii) on the first business day of each week, deliver to Lender weekly inventory reports for the immediately preceding week, all in such form, and together with such other information with respect to the business of Borrower or any guarantor, as Lender may request. Annually, Borrower shall deliver audited financial statements of Borrower accompanied by the report and opinion thereon of independent certified public accountants acceptable to Lender, as soon as available, but in no event later than ninety (90) days after the end of Borrower's fiscal year, provided that with respect to Borrower's fiscal year ending December 31, 1995, Borrower shall deliver to Lender audited financial statements accompanied by the report and opinion of certified public accounts acceptable to Lender on or before July 31, 1996.

     6.2 Borrower may from time to time render invoices to account debtors under its trade names set forth in Section 10.6(h) after Lender has received prior written notice from Borrower of the use of such trade names and as to which, Borrower agrees that: (a) each trade name does not refer to another corporation or other legal entity, (b) all accounts and proceeds thereof (including any returned merchandise) invoiced under any such trade names are owned exclusively by Borrower and are subject to the security interest of Lender and the other terms of this Agreement and (c) all schedules of accounts and confirmatory assignments including any sales made or services rendered using the trade name shall show Borrower's name as assignor and Lender is authorized to receive, endorse and deposit to any loan account of Borrower maintained by Lender all checks or other remittances made payable to any trade name of Borrower representing payment with respect to such sales or services.

     6.3 Borrower shall promptly notify Lender in writing of any loss, damage, investigation, action, suit, proceeding or claim relating to a material portion of the Collateral or which may result in any material adverse change in Borrower's business, assets, liabilities or condition, financial or otherwise.

     6.4 Borrower's books and records concerning accounts and its chief executive office are and shall be maintained only at the address set forth in
Section 10.6(d). Borrower's only other places of business and the only other locations of Collateral, if any, are and shall be the addresses set forth in
Section 10.6 hereof, except Borrower may change such locations or open a new place of business after thirty (30) days prior written notice to Lender. Prior to any change in location or opening of any new place of business, Borrower shall execute and deliver or cause to be executed and delivered to Lender such financing statements, financing documents and security and other agreements as Lender may reasonably require, including, without limitation, those described in
Section 6.14.

     6.5 Borrower has and at all times will continue to have good and marketable title to all of the Collateral, free and clear of all liens, security interests, claims or encumbrances of any kind except (i) those in favor of Lender and (ii) those set forth on Schedule A hereto.

     6.6 Borrower shall not directly or indirectly: (a) sell, lease, transfer, assign, abandon or otherwise dispose of any part of the Collateral or any material portion of its other assets (other than sales of inventory to buyers in the ordinary course of business) or (b) consolidate with or merge with or into any other entity, or permit any other entity to consolidate with or merge with or into Borrower or (c) form or acquire any interest in any firm, corporation or other entity.

     6.7 Borrower shall at all times maintain, with financially sound and reputable insurers, casualty insurance with respect to the Collateral and other assets. All such insurance policies shall be in such form, substance, amounts and coverage as may be satisfactory to Lender and shall provide for thirty (30) days' prior written notice to Lender of cancellation or reduction of coverage. Borrower hereby irrevocably appoints Lender and any designee of Lender as attorney-in-fact for Borrower to obtain at Borrower's expense, any such insurance should Borrower fail to do so and, after an Event of Default, to adjust or settle any claim or other matter under or arising pursuant to such insurance or to amend or cancel such insurance. Borrower shall deliver to Lender evidence of such insurance and a lender's loss payable endorsement satisfactory to Lender as to all existing and future insurance policies with respect to the Collateral. Borrower shall deliver to Lender, in kind, all instruments representing proceeds of insurance received by Borrower. Lender may apply any insurance proceeds received at any time to the cost of repairs to or replacement of any portion of the Collateral and/or, at Lender's option, to payment of or as security for any of the Obligations, whether or not due, in any order or manner as Lender determines.

     6.8 Borrower is and at all times will continue to be in compliance with the requirements of all material laws, rules, regulations and orders of any governmental authority relating to its business (including laws, rules, regulations and orders relating to taxes, payment and withholding of payroll taxes, employer and employee contributions and similar items, securities, employee retirement and welfare benefits, employee health and safety, or environmental matters) and all material agreements or other instruments binding on Borrower or its property. All of Borrower's inventory shall be produced in accordance with the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto. Borrower shall pay and discharge all taxes, assessments and governmental charges against Borrower or any Collateral prior to the date on which penalties are imposed or liens attach with respect thereto, unless the same are being contested in good faith and, at Lender's option, Reserves are established for the amount contested and penalties which may accrue thereon.

     6.9 With respect to each account deemed an Eligible Account, except as reported in writing to Lender, Borrower has no knowledge that any of the criteria for eligibility are not or are no longer satisfied. As to each account, except as disclosed in writing to Lender at the time such account arises (a) each is valid and legally enforceable and represents an undisputed bona fide indebtedness incurred by the account debtor for the sum reported to Lender, (b) each arises from an absolute and unconditional sale of goods, without any right of return or consignment, or from a completed rendition of services, (c) each is not, at the time such account arises, subject to any defense, offset, dispute, contra relationship, counterclaim, or any given or claimed credit, allowance or discount and (d) all statements made and all unpaid balances and other information appearing in the invoices, agreements, proofs of rendition of services and delivery of goods and other documentation relating to the accounts, and all confirmatory assignments, schedules, statements of account and books and records with respect thereto, are true and correct and in all respects what they purport to be.

     6.10 With respect to Borrower's equipment, Borrower shall keep the equipment in good order and repair, and in running and marketable condition, ordinary wear and tear excepted.

     6.11 Borrower shall at all times maintain working capital and net worth (each as determined in accordance with generally accepted accounting principles, in effect on the date hereof, consistently applied) in the amounts set forth in
Section 10.5 and Borrower shall not, directly or indirectly, expend or commit to expend, for fixed or capital assets (including capital lease obligations) an amount in excess of the capital expenditure limit set forth in Section 10.5 in any fiscal year of Borrower.

     6.12 Borrower will not, directly or indirectly: (a) lend or advance money or property to, guarantee or assume indebtedness of, or invest (by capital contribution or otherwise) in any person, firm, corporation or other entity; or
(b) declare, pay or make any dividend, redemption or other distribution on account of any shares of any class of stock of Borrower now or hereafter outstanding; or (c) except as permitted on Schedule B hereto, (1) make any payment of the principal amount of or interest on any indebtedness owing to any officer, director, shareholder, or affiliate of Borrower, or (2) make any loans or advances to any officer, director, employee, shareholder or affiliate of Borrower, except that Borrower may make loans and advances to an affiliate of

Borrower provided that the aggregate amount of all such loans and advances shall not exceed $100,000 at any one time; (d) enter into any sale, lease or other transaction with any officer, director, employee, shareholder or affiliate of Borrower on terms that are less favorable to Borrower than those which might be obtained at the time from persons who are not an officer, director, employee, shareholder or affiliate of Borrower; or (e) enter into any transaction or series of transactions, the effect of which would be to generate accounts receivable in favor of Borrower from any officer, director, employee, shareholder or affiliate of Borrower, or any combination thereof, in the aggregate amount not to exceed $100,000 at any one time.

     6.13 Borrower shall pay, on Lender's demand, all costs, expenses, filing, fees and taxes payable in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Lender's rights in the Collateral, this Agreement and all other existing and future agreements or documents contemplated herein or related hereto, including any amendments, waivers, supplements or consents which may hereafter be made or entered into in respect hereof, or in any way involving claims or defense asserted by Lender or claims or defense against Lender asserted by Borrower, any guarantor or any third party directly or indirectly arising out of or related to the relationship between Borrower and Lender or any guarantor and Lender, including, but not limited to the following, whether incurred before, during or after the initial or any renewal Term or after the commencement of any case with respect to Borrower or any guarantor under the United States Bankruptcy Code or any similar statute: (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) all title insurance and other insurance premiums, appraisal fees, fees incurred in connection with any environmental report, audit or survey and search fees; (c) all fees relating to the wire transfer of loan proceeds and other funds and fees for resumed checks;
(d) all expenses and costs heretofore and from time to time hereafter incurred by Lender during the course of periodic field examinations of the Collateral and Borrower's operations, plus a per diem charge at the rate of $650 per person, per day for Lender's examiners in the field and office; and (e) the costs, fees and disbursements of in-house and outside counsel to Lender.

     6.14 At the request of Lender, at any time and from time to time, at Borrower's sole expense, Borrower shall execute and deliver or cause to be executed and delivered to Lender, such agreements, documents and instruments, including, waivers, consents and subordination agreements from mortgagees or other holders of security interests or liens, landlords or bailees, and do or cause to be done such further acts as Lender, in its discretion, deems necessary or desirable to create, preserve, perfect or validate any security interest of Lender or the priority thereof in the Collateral and otherwise to effectuate the provisions and purposes of this Agreement. Borrower hereby authorizes Lender to file financing statements or amendments against Borrower in favor of Lender with respect to the Collateral, without Borrower's signature and to file as financing statements any carbon, photographic or other reproductions of this Agreement or any financing statements signed by Borrower.

     6.15 On or before the 90th day after the date hereof, Borrower shall deliver to Lender evidence satisfactory to Lender, in its sole judgment, of the resolution or payment of the single business tax and property tax assessments levied on Whitehead Manufacturing owing to the State of Michigan.

     6.16 Except for the Obligations and the indebtedness owed by Borrower described on Schedule B hereto, Borrower shall not incur, without the prior written consent of Lender, any indebtedness which exceeds (i) $25,000 to any individual noteholder and (ii) in the aggregate $100.000.

     6.17 Kirmin Die & Tool, Inc. and Kirmin Manufacturing Company jointly and severally are indebted to Borrower under the terms of a promissory note in the original principal amount of $70,000. Borrower shall not amend or modify the terms of payment of the promissory note without the prior written consent of Lender and shall remit all payments received from Kirmin Die & Tool, Inc. and/or Kirmin Manufacturing Company on account of the promissory note to the lockbox in Borrower's name located at P.O. Box 771313, Detroit, Michigan 48277-1313.

SECTION 7. EVENTS OF DEFAULT AND REMEDIES

     7.1 All Obligations shall be immediately due and payable, without notice or demand, and any provisions of this Agreement as to future loans and credit accommodations by Lender shall terminate automatically, upon the termination or non-renewal of this Agreement or, at Lender's option, upon or at any time after the occurrence or existence of any one or more of the following "Events of Default":

          (a) Borrower fails to pay when due any of the Obligations or fails to perform any of the terms of this Agreement or any other existing or future financing, security or other agreement between Borrower and Lender or any affiliate of Lender;

          (b) Any representation, warranty or statement of fact made by Borrower to Lender in this Agreement or any other agreement, schedule, confirmatory assignment or otherwise, or to any affiliate of Lender, shall prove inaccurate or misleading;

          (c) Any default or event of default shall have occurred under any agreement, document or instrument given to Lender to secure or in connection with the Obligations.

          (d) Any guarantor revokes, terminates or fails to perform any of the terms of any guaranty, endorsement or other agreement of such party in favor of Lender or any affiliate of Lender;

          (e) DCTWA fails to make any equity contribution to Borrower required by and pursuant to the terms of that certain Keepwell Agreement of even date herewith (the "Keepwell Agreement") by DCTWA in favor of Lender or

     DCTWA fails to abide by any provision of the Keepwell Agreement, or any representation or warranty made by DCTWA in the Keepwell Agreement shall prove inaccurate or misleading;

               (f) Any judgment or judgments aggregating in excess of $100,000 or any injunction or attachment is obtained against Borrower or any guarantor which remains unstayed for a period of ten (10) days or is enforced;

               (g) Borrower or any guarantor or a general partner of a guarantor or Borrower (which is a partnership), being a natural person, dies, or Borrower or any guarantor which is a partnership or corporation, is dissolved, or Borrower or any guarantor which is a corporation fails to maintain its corporate existence in good standing, or the usual business of Borrower or any guarantor ceases or is suspended;

               (h) Any change in the chief executive officer, chief operating officer, chief financial officer or controlling ownership of Borrower;

               (i) Borrower or any guarantor becomes insolvent, makes an assignment for the benefit of creditors, makes or sends notice of a bulk transfer or calls a general meeting of its creditors or principal creditors;

               (j) Any petition or application for any relief under the bankruptcy laws of the United States now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed by or against Borrower or any guarantor;

               (k) The indictment or threatened indictment of Borrower or any guarantor under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against Borrower or any guarantor, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of any of the property of Borrower or such guarantor;

               (1) Any default or event of default under any financing, security, intercreditor, subordination or other agreement, document or instrument at any time executed and/or delivered to, with or in favor of Lender or any of its affiliates by any affiliate of Borrower;

               (m) Any default or event of default under any financing, security or other agreement, document or instrument, at any time executed and/or delivered by Borrower to, with or in favor of, any person or entity other than Lender; or

               (n) Lender in good faith believes that either (i) the prospect of payment or performance of the Obligations is impaired or (ii) the

          Collateral is not sufficient to secure fully the Obligations.

     7.2 Upon the occurrence of an Event of Default and at any time thereafter, Lender shall have all rights and remedies provided in this Agreement, any other agreements between

Borrower and Lender, the Uniform Commercial Code or other applicable law, all of which rights and remedies may be exercised without notice to Borrower, all such notices being hereby waived, except such notice as is expressly provided for hereunder or is not waivable under applicable law. All rights and remedies of Lender are cumulative and not exclusive and are enforceable, in Lender's discretion, alternatively, successively, or concurrently on any one or more occasions and in any order Lender may determine. Without limiting the foregoing, Lender may (a) accelerate the payment of all Obligations and demand immediate payment thereof to Lender, (b) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral,
(c) require Borrower, at Borrower's expense, to assemble and make available to Lender any part or all of the Collateral at any place and time designated by Lender, (d) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (e) extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all accounts or other Collateral which includes a monetary obligation and discharge or release the account debtor or other obligor, without affecting any of the Obligations, and/or (f) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including, without limitation, entering into contracts with respect thereto, by public or private sales at any exchange, broker's board, any office of Lender or elsewhere) at such prices or terms as Lender may deem reasonable, for cash, upon credit or for future delivery, with the Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of Borrower, which right or equity of redemption is hereby expressly waived and released by Borrower. If any of the Collateral is sold or leased by Lender upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Lender. If notice of disposition of Collateral is required by law, seven (7) days prior notice by Lender to Borrower designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice. In the event Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, Borrower waives the posting of any bond which might otherwise be required.

     7.3 Lender may apply the cash proceeds of Collateral actually received by Lender from any sale, lease, foreclosure or other disposition of the Collateral to payment of any of the Obligations, in whole or in part (including reasonable attorneys' fees and legal expenses incurred by Lender with respect thereto or otherwise chargeable to Borrower) and in such order as Lender may elect, whether or not then due. Borrower shall remain liable to Lender for the payment of any deficiency together with interest at the highest rate provided for herein and all costs and expenses of collection or enforcement, including reasonable attorneys' fees and legal expenses.

     7.4 Lender may, at its option, cure any default by Borrower under any agreement with a third party or pay or bond on appeal any judgment entered against Borrower, discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and pay any amount, incur any expense or perform any act which, in Lender's sole judgment, is necessary or appropriate to preserve, protect, insure, maintain, or realize upon the Collateral. Lender may charge Borrower's loan account for any amounts so expended, such amounts to be repayable by Borrower on demand. Lender shall be under no obligation to effect such cure, payment, bonding or discharge, and shall not, by doing so, be deemed to have assumed any obligation or liability of Borrower.

SECTION 8. JURY TRIAL WAIVER; CERTAIN OTHER WAIVERS AND CONSENTS

     8.1 BORROWER AND LENDER EACH WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY EITHER OF THEM AGAINST THE OTHER WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE OBLIGATIONS, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY BORROWER OR LENDER, OR, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN BORROWER AND LENDER. LENDER SHALL NOT BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES INCURRED AS A RESULT OF LENDER'S ENFORCING ITS RIGHTS AND REMEDIES HEREUNDER.

     8.2 BORROWER WAIVES ALL RIGHTS TO INTERPOSE ANY CLAIMS, DEDUCTIONS, SETOFFS OR COUNTERCLAIMS OF ANY KIND, NATURE OR DESCRIPTION IN ANY ACTION OR PROCEEDING INSTITUTED BY LENDER WITH RESPECT TO THIS AGREEMENT, THE OBLIGATIONS, THE COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, EXCEPT COMPULSORY COUNTERCLAIMS.

     8.3 BORROWER HEREBY IRREVOCABLY SUBMITS AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE IN WHICH THE OFFICE OF LENDER DESIGNATED IN SECTION 10.6(A) IS LOCATED AND ANY OTHER STATE WHERE ANY COLLATERAL IS LOCATED WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT, THE OBLIGATIONS, THE COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO. IN ANY SUCH ACTION OR PROCEEDING, BORROWER WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS AND PAPERS THEREIN AND AGREES THAT THE SERVICE THEREOF MAY BE MADE BY MAIL DIRECTED TO BORROWER AT ITS CHIEF EXECUTIVE OFFICE SET FORTH HEREIN OR OTHER ADDRESS THEREOF OF WHICH LENDER HAS RECEIVED NOTICE AS PROVIDED HEREIN, SERVICE TO BE DEEMED COMPLETE FIVE (5) DAYS AFTER MAILING, OR AS PERMITTED UNDER THE RULES OF EITHER OF SAID COURTS. ANY SUCH ACTION OR PROCEEDING COMMENCED BY BORROWER AGAINST LENDER WILL BE LITIGATED ONLY IN A FEDERAL COURT LOCATED IN THE DISTRICT, OR A STATE COURT IN THE STATE AND COUNTY, IN WHICH THE OFFICE OF LENDER DESIGNATED IN
SECTION 10.6(A) IS

LOCATED AND BORROWER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE IN CONNECTION THEREWITH.

     8.4 Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. A waiver by Lender of any right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

SECTION 9. TERM OF AGREEMENT; MISCELLANEOUS

     9.1 This Agreement shall only become effective upon execution and delivery by Borrower and Lender and shall continue in full force and effect for a term of two (2) years from the date hereof and shall be deemed automatically renewed for successive terms of two (2) years thereafter unless terminated as of the end of the initial or any renewal term (each a "Term") by either party giving the other written notice at least sixty (60) days' prior to the end of the then-current Term.

     9.2 Borrower may also terminate this Agreement by giving Lender at least thirty (30) days prior written notice at any time upon payment in full of all of the Obligations as provided herein, including the early termination fee provided below. Lender shall have the right to terminate this Agreement at any time upon or after the occurrence of an Event of Default. If Lender terminates this Agreement upon or after the occurrence of an Event of Default, or if Borrower shall terminate this Agreement as permitted herein effective prior to the end of the then-current Term, in addition to all other Obligations, including, without limitation, payment in full of the aggregate then outstanding principal balance of the Revolving Loans and any Term Loans, Borrower shall pay to Lender, upon the effective date of termination, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits, an early termination fee equal to:

          (a) if such termination occurs on or prior to the first anniversary of the date hereof, an amount equal to four percent (4%) of the Maximum Credit; or

          (b) if such termination occurs after (1) such first anniversary or (2) any automatic renewal of this Agreement pursuant to Section 9.1 hereof, an amount equal to two percent (2%) of the Maximum Credit.

     Notwithstanding anything contained in this Section 9.2 to the contrary, no early termination fee shall be charged to Borrower if either party terminates this Agreement pursuant to the terms of Section 9.1 hereof.

     9.3 Upon termination of this Agreement by Borrower, as permitted herein, in addition to payment of all Obligations which are not contingent, including, without limitation, payment in full of the aggregate then outstanding principal balance of the Revolving Loans and any Term Loans, Borrower shall deposit such amount of cash collateral as Lender determines is necessary to secure Lender from loss, cost, damage or expense, including reasonable attorneys' fees, in connection with any open Accommodations or remittance items or other payments provisionally credited to the Obligations and/or to which Lender has not yet received final and indefeasible payment.

     9.4 Except as otherwise provided, all notices, requests and demands hereunder shall be (a) made to Lender at its address set forth in Section 10.6(a) and to Borrower at its chief executive office set forth in Section 10.6(d), or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if by hand, immediately upon delivery; if by telex, telegram or telecopy (fax), immediately upon receipt; if by overnight delivery service, one day after dispatch; and if by first class or certified mail, three (3) days after mailing.

     9.5 If any provision of this Agreement is held to be invalid or unenforceable, such provision shall not affect this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable.

     9.6 This Agreement and the Promissory Note referred to in Section 2.2, if any, contains the entire agreement of the parties as to the subject matter hereof, all prior commitments, proposals and negotiations concerning the subject matter hereof being merged herein. Neither this Agreement nor any provision hereof shall be amended, modified or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns, except that any obligation of Lender under this Agreement shall not be assignable nor inure to the successors and assigns of Borrower. Lender may assign or otherwise participate to one or more banks or other entities all or a portion of its rights and obligations under this Agreement and each of the other agreements, documents and instruments executed and/or delivered pursuant hereto and in connection herewith.

     9.7 No termination of this Agreement shall relieve or discharge Borrower of its Obligations, grants of Collateral, duties and covenants hereunder or otherwise until such time as all Obligations to Lender have been indefeasibly paid and satisfied in full, including, without limitation, the continuation and survival in full force and effect of all security interests and liens of Lender in and upon all then-existing and thereafter-arising or acquired Collateral and all warranties and waivers of Borrower.

     9.8 All terms used herein which are defined in the Uniform Commercial Code shall have the meanings given therein unless otherwise defined in this Agreement and all references to the singular or plural herein shall also mean the plural or singular, respectively.

     9.9 This Agreement shall be governed by and construed in accordance with the laws of the State in which the office of Lender set forth in Section 10.6(a) below is located.

SECTION 10. ADDITIONAL DEFINITIONS AND TERMS

     10.1 (a) Maximum Credit: $7,000,000

          (b) Gross Availability Formulas:

               (1) So long as the accounts dilution rate is less than or equal to four percent (4%), the Eligible Accounts Percentages shall be equal to the following:

                    (i)  Eligible Trade Accounts: 85%

                    (ii) Eligible Tooling Accounts: 85%

                    (iii) Eligible Chrysler Accounts: 80%

                    In the event and for so long as the accounts dilution rate is greater than four percent (4%), the Eligible Accounts Percentages shall be determined from time to time by Lender in its sole and absolute discretion.

               (2)  Eligible Inventory Percentages:

                    (i)  Eligible Finished Goods Inventory Percentage: 60%

                    (ii) Eligible Raw Materials Inventory Percentage: 40%

          (c)  Sublimits:

               (1)  Eligible Tooling Accounts: $1,000,000

               (2) Eligible Inventory: the lesser of (i) $2,000,000 and (ii) 100% of outstanding advances against Eligible Accounts

               (3) Eligible Raw Materials Inventory: the lesser of (i) $300,000 and (ii) 20% of outstanding advances against Eligible Inventory

          (d)  Maximum days after Invoice Date for Eligible Accounts: 90 days

          (e)  Minimum Borrowing: $3,500,000

          (f)  Account Debtors: Chrysler Corporation

                                General Motors Corporation
                                Magna International

     10.2 Term Loan: $2,189,513.75, repayable in 24 consecutive monthly installments on the first day of each month commencing July, 1996. The first 23 monthly installments shall be in the amount of $46,992 each, and shall be paid in addition to any other payments of interest or fees otherwise due and payable under the Term Loan. The final installment shall be made on the first day of June, 1998 in the amount of the remaining unpaid principal balance and shall include all accrued and unpaid interest thereon.

     10.3 Accommodations:

          (a)  Lender's Charge for Accommodations: N/A

          (b)  Sublimit for Accommodations: N/A

     10.4 Fees:

          (a)  Interest Rate: Prime Rate plus 2.625% per annum

          (b)  Closing Fee: $17,500

          (c)  Facility Fee: .5% of the Maximum Credit

          (d)  Account Servicing Fee: N/A

          (e)  Unused Line Fee: 0.50% per annum

     10.5 Financial Covenants: N/A

     10.6 (a)  Lender's Office:

               10 South LaSalle Street
               Chicago, Illinois 60603

          (b)  Lender's Bank:

               Bank of America Illinois
               231 South LaSalle Street
               Chicago, Illinois 60697

          (c)  Borrower:

               DCT Component Systems, Inc., a Michigan corporation


          (d)  Borrower's Chief Executive Office:

               34660 Centaur
               Clinton Township, Michigan 48035

          (e)  Locations of Eligible Inventory Collateral:

               34728 Centaur
               Clinton Township, Michigan 48035

               34706 Centaur
               Clinton Township, Michigan 48035

               34660 Centaur
               Clinton Township, Michigan 48035

               34635 Nova
               Mount Clemens, Michigan 48035

               34683 Nova
               Mount Clemens, Michigan 48035

          (f)  Locations of Eligible Equipment Collateral:

               34728 Centaur
               Clinton Township, Michigan 48035

               34706 Centaur
               Clinton Township, Michigan 48035

               34660 Centaur
               Clinton Township, Michigan 48035

               34635 Nova
               Mount Clemens, Michigan 48035

          (g)  Borrower's Other offices and Locations of Collateral:

               All of the locations of the outside processors listed on Schedule C attached hereto and made a part hereof.

               34612 Centaur

               Clinton Township, Michigan 48305

          (h)  Borrower's Trade Names for Invoicing:

               DCT Component Systems, Inc.
               Nothdurft Tool & Manufacturing, Inc.


                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, Borrower and Lender have duly executed this Agreement this 27th day of June, 1996.

LENDER:                                     BORROWER:

THE CIT GROUP/CREDIT FINANCE, INC.          DCT COMPONENT SYSTEMS, INC.

By: /s/ John J. Ahusento                    By: /s/ Peter Raab
    ------------------------------              -----------------------
Title: Sr. Vice Pres.                       Title: CEO
       ---------------------------                 --------------------

     IN WITNESS WHEREOF, Borrower and Lender have duly executed this Agreement this 27th day of June, 1996.

LENDER:                                     BORROWER:

THE CIT GROUP/CREDIT FINANCE, INC.          DCT COMPONENT SYSTEMS, INC.

By:                                         By: /s/ Peter RAAB
   -------------------------------             ---------------------------------

Title:                                      Title: CEO
      ----------------------------                ------------------------------

                                   SCHEDULE A

                                 Permitted Liens

     1. Liens in favor of Deutsche Credit Corporation, as evidenced by the following UCC financing statements:

          a. UCC financing statement naming Deutsche Credit Corporation as secured party and DCT Component Systems, Inc. as debtor, filed with the Michigan Secretary of State on April 14, 1993 as Document No. 30036B;

          b. UCC financing statement naming Deutsche Credit Corporation as secured party and DCT Component Systems, Inc. as debtor, filed with the Michigan Secretary of State on October 25, 1993 as Document No. 36359B; and


          c. UCC financing statement naming Deutsche Credit Corporation as secured party and DCT Component systems, Inc. as debtor, filed with the Michigan Secretary of state on April 4, 1994 as Document No. C824992.

     2. Liens in favor of Board of Trustees of the General Retirement System of the City of Detroit, as evidenced by the following financing statements:

          a. UCC financing statement naming Board of Trustees of the General Retirement System of the City of Detroit as secured party and Nothdurft Tool & Manufacturing, Inc. as debtor, filed with the Michigan Secretary of State on October 14, 1993 as Document No. C895493; and

          b. UCC financing statement naming Board of Trustees of the General Retirement System of the City of Detroit as secured party and Nothdurft Tool & Manufacturing, Inc. as debtor, filed in Macomb County, Michigan on October 17, 1994 as Document No. C131715.

     3. Liens in favor of True Industries #1 Incorporated, as evidenced by UCC Financing Statement naming True Industries #1 Incorporated as secured party and Nothdurft Tool & Manufacturing Co. as debtor, filed with the Michigan Secretary of State on March 24, 1993 as Document No. C698470.

     4. Liens in favor of Ervin Leasing Company, as evidenced by UCC Financing Statement naming Ervin Leasing Company as secured party and Nothdurft Tool & Manufacturing, Inc. as debtor, filed with the Michigan Secretary of State on May 9, 1994 as Document No. C839184.

                                   SCHEDULE B

                            Subordinated Indebtedness

     1. Indebtedness owed by Borrower to Deutsche Credit Corporation in the principal amount not to exceed $1,787,199.

     2. indebtedness owed by Borrower to James B. Henderson III ("Henderson") in the principal amount not to exceed $997,559.

     3. Indebtedness owed by Borrower to DCTWA in the principal amount not to exceed $15,786,354.

     4. Indebtedness owed by Borrower to RJR Investment in the principal amount not to exceed $1,000,000.

     5. Indebtedness owed by Borrower to Luyckx in the principal amount not to exceed $412,763.

     6. Indebtedness owed by Borrower to Mark B. Ponski in the principal amount not to exceed $65,924.

     7. Indebtedness owed by Borrower to David Stone in the principal amount not to exceed $150,000.

     8. Indebtedness owed by Borrower to Fred Nothdurft in the principal amount not to exceed $428,472.

     9. Indebtedness owed by Borrower to Karl Nothdurft in the principal amount not to exceed $428,572.

                                   SCHEDULE C
                           DCT COMPONENT SYSTEMS, INC.
                               OUTSIDE PROCESSORS

===================================================================================
          SUPPLIER                                  PHONE #              CONTACT
===================================================================================
AUTOMATED PRODUCTION ASSEMBLIES, INC.             810-293-3990             TOM
-----------------------------------------------------------------------------------
ACE FINISHING, INC.                               810-777-1390          GREG/JOHN
-----------------------------------------------------------------------------------
AMERICAN METAL PROCESSING COMPANY                 810-757-7337           LARRY
-----------------------------------------------------------------------------------
AUTOMATED DEBURRING EAST                          810-755-4053          TONY/MEG
-----------------------------------------------------------------------------------
C & H WELDING, INC.                               810-589-3696           HOWARD
-----------------------------------------------------------------------------------
CADILLAC PLATING CORP.                            810-771-9191          JOHN/NICK
-----------------------------------------------------------------------------------
CONTROLLED ATMOSPHERE PROCESSING, CO., INC.       313-865-6506             JOHN
-----------------------------------------------------------------------------------
COATING REMOVAL TECHNOLOGIES, INC.                810-949-3440             BRUCE
-----------------------------------------------------------------------------------
FINISHING SERVICES, INC.                          810-484-1700             MIKE
-----------------------------------------------------------------------------------
FLEXIBLE PRODUCTS CO.                             810-852-5500             ANGIE
-----------------------------------------------------------------------------------
HY TECH WELDING, INC.                             810-598-9900             LEON
-----------------------------------------------------------------------------------
HI-TECH COATINGS, INC.                            810-759-3559          CARL/JERRY
-----------------------------------------------------------------------------------
KIRMIN DIE & TOOL                                 313-722-9210            TONY JR.
-----------------------------------------------------------------------------------
LACY TOOL COMPANY, INC.                           810-476-5250             MARY
-----------------------------------------------------------------------------------
LTC ROLL & ENGINERING CO.                         810-465-1023             PETE
-----------------------------------------------------------------------------------
METAL COTE INC.                                   810-469-1278              TOM
-----------------------------------------------------------------------------------
METRO WELDING SUPPLY CORPORATION                  313-834-1660           DAVE/GREG

-----------------------------------------------------------------------------------
MIDWEST PRODUCTS FINISHING, INC.                  313-856-5200           JIM/STEVE
-----------------------------------------------------------------------------------
MID-AMERICA PLASTICS, INC.                        810-232-4200          KAREN/GLEN
-----------------------------------------------------------------------------------
OEM COMPANY INC.                                  810-364-7110             SUZAN
-----------------------------------------------------------------------------------
PRECISIONCRAFT CO.                                810-954-9510             DOUG
-----------------------------------------------------------------------------------
PRODUCTION TAPPING CO.                            810-773-6610            JUDY/ED
-----------------------------------------------------------------------------------
RAYMOND INDUSTRIES AND EQUIPMENT SALES, INC.      313-824-6893             JERRY
-----------------------------------------------------------------------------------
RESPONSE WELDING ENTERPRISES, INC.                810-792-0970           DAVE/MIKE
-----------------------------------------------------------------------------------
SORAMATIC PRECISION MACHINING, INC.               810-758-1100          BRUCE/RICH
-----------------------------------------------------------------------------------
SUPERIOR ENAMELING, INC.                          810-757-4510            LONNIE
-----------------------------------------------------------------------------------
SURECOAT INDUSTRIES                               810-949-2735           MIKE/ROB
-----------------------------------------------------------------------------------
THERMO PROCESSING CO., INC.                       810-778-4236         LARRY/WANDA
-----------------------------------------------------------------------------------
TIODIZE/MICHIGAN, INC.                            810-348-6050          CARL JONES
-----------------------------------------------------------------------------------
WOLVERING PLATING, INC.                           810-771-5000             TOM
-----------------------------------------------------------------------------------
WYATT SERVICES, INC.                              810-264-8000             BILL
-----------------------------------------------------------------------------------
UTILASE                                           313-521-2488        KEVIN/CHARLIE
-----------------------------------------------------------------------------------



==============================================================================================================================
          SUPPLIER                            LOCATION                                                             FAX NUMBER
==============================================================================================================================
AUTOMATED PRODUCTION ASSEMBLIES, INC.         33957 DOREKA, FRASER MI 48026                                       810-293-3616
------------------------------------------------------------------------------------------------------------------------------
ACE FINISHING, INC.                           13195 E. EIGHT MILE RD., WARREN MI 48089                            810-777-5811
------------------------------------------------------------------------------------------------------------------------------
AMERICAN METAL PROCESSING COMPANY             22720 NAGEL, WARREN MI 48089                                        810-757-8232
------------------------------------------------------------------------------------------------------------------------------
AUTOMATED DEBURRING EAST                      3461 EAST TEN MILE, WARREN, MI 48091                                810-755-6929
------------------------------------------------------------------------------------------------------------------------------
C & H WELDING, INC.                           1187 SOUTER, TROY MI 48084                                          810-589-0586
------------------------------------------------------------------------------------------------------------------------------
CADILLAC PLATING CORP.                        23849 GROESBECK HWY, WARREN MI 48089                                810-771-9270
------------------------------------------------------------------------------------------------------------------------------
CONTROLLED ATMOSPHERE PROCESSING, CO., INC.   15550 IDAHO, DETROIT MI 48238                                       313-865-8220

------------------------------------------------------------------------------------------------------------------------------
COATING REMOVAL TECHNOLOGIES, INC.            50725 RICHARD WEST BLVD., CHESTERFIELD MI 48051
------------------------------------------------------------------------------------------------------------------------------
FINISHING SERVICES, INC.                      877 ANN ST. YPSILANTI MI 48197                                      313-484-0940
------------------------------------------------------------------------------------------------------------------------------
FLEXIBLE PRODUCTS CO.                         2600 AUBURN COURT, AUBRUN HILLS MI 48326
------------------------------------------------------------------------------------------------------------------------------
HY TECH WELDING, INC.                         25225 TERRA INDUSTRIAL DR., CHESTERFIELD MI 48051                   810-598-9903
------------------------------------------------------------------------------------------------------------------------------
HI-TECH COATINGS, INC.                        24660 INDUSTRIAL, WARREN MI 48089
------------------------------------------------------------------------------------------------------------------------------
KIRMIN DIE & TOOL                             36360 ECORSE ROAD, ROMULUS MI 48174                                 313-722-5410
------------------------------------------------------------------------------------------------------------------------------
LACY TOOL COMPANY, INC.                       40375 GRAND RIVER, NOVI MI 48375
------------------------------------------------------------------------------------------------------------------------------
LTC ROLL & ENGINERING CO.                     23500 JOHN GORSUCH DR, MT. CLEMENS MI 48043                         810-465-0554
------------------------------------------------------------------------------------------------------------------------------
METAL COTE INC.                               P.O. BOX 79001, DETROIT MI 48279-0464                               810-469-4904
------------------------------------------------------------------------------------------------------------------------------
METRO WELDING SUPPLY CORPORATION              12620 SOUTHFIELD, DETROIT MI 48223
------------------------------------------------------------------------------------------------------------------------------
MIDWEST PRODUCTS FINISHING, INC.              6194 SECTION RD, OTTOWA LAKE MI 42967                               313-856-7267
------------------------------------------------------------------------------------------------------------------------------
MID-AMERICA PLASTICS, INC.                    2033 N. DORT HWY, FLINT MI 48506                                    810-232-8467
------------------------------------------------------------------------------------------------------------------------------
OEM COMPANY INC.                              3212 DOVE RD, PORT HURON MI 48060
------------------------------------------------------------------------------------------------------------------------------
PRECISIONCRAFT CO.                            44395 REYNOLDS, MT. CLEMENS MI 48043                                810-954-9113
------------------------------------------------------------------------------------------------------------------------------
PRODUCTION TAPPING CO.                        29461 GROESBESCK HWY, ROSEVILLE MI 48066                            810-773-0168
------------------------------------------------------------------------------------------------------------------------------
RAYMOND INDUSTRIES AND EQUIPMENT SALES, INC.  P.O. BOX 26129, FRASER MI 48026-6129
------------------------------------------------------------------------------------------------------------------------------
RESPONSE WELDING ENTERPRISES, INC.            34012 GROESBECK HWY, CLINTON TWP MI 48035-9904                      810-792-0918
------------------------------------------------------------------------------------------------------------------------------
SORAMATIC PRECISION MACHINING, INC.           2455 E. TEN MILE RD., WARREN MI 48089
------------------------------------------------------------------------------------------------------------------------------
SUPERIOR ENAMELING, INC.                      2209 E. EIGHT MILE RD., WARREN MI 48091                             810-757-4515
------------------------------------------------------------------------------------------------------------------------------
SURECOAT INDUSTRIES                           50571 E. RUSSEL SCHMIDT, CHESTERFIELD TWP MI 48051                  810-949-2700
------------------------------------------------------------------------------------------------------------------------------
THERMO PROCESSING CO., INC.                   15570 STURGEON ST., ROSEVILLE MI 48066                              810-778-2638
------------------------------------------------------------------------------------------------------------------------------
TIODIZE/MICHIGAN, INC.                        28966 WALL, WIXOM MI 48393                                          810-348-2520
------------------------------------------------------------------------------------------------------------------------------
WOLVERING PLATING, INC.                       29456 GROESBECK, ROSEVILLE MI 48066                                 810-771-5830
------------------------------------------------------------------------------------------------------------------------------
WYATT SERVICES, INC.                          6425 SISM DR., STERLING HEIGHTS MI 48313
------------------------------------------------------------------------------------------------------------------------------
UTILASE                                       P.O. BOX 67000, DETROIT MI 48267-0448
------------------------------------------------------------------------------------------------------------------------------